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                                                                    EXHIBIT 23.2

                              CONSENT OF APPRAISER

     We consent to the use of our reports included herein and to the references to our firm in the Airplanes Limited and Airplanes U.S. Trust Report on Form 10-K for the fiscal year ended March 31, 1996.

Date: June 26, 1996                       Aircraft Information Services, Inc.

                                          By: /s/ FRED E. BEARDEN
                                              -------------------------------
                                              Name: Fred E. Bearden
                                              Title: President